UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 21, 2006 (September 15, 2006)

Date of report (Date of earliest event reported):

GEVITY HR, INC.

(Exact name of registrant as specified in charter)

Florida	0-22701	65-0735612
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9000 Town Center Parkway

Bradenton, Florida 34202

(Address of principal executive offices / Zip Code)

(941) 741-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[	] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors: Appointment of Principal Officers.

On September 15, 2006, the Board of Directors of Gevity HR, Inc. (the “Company”) appointed Michael Lavington as a director. A copy of the press release announcing Mr. Lavington’s appointment is attached as Exhibit 99.1.

The Board has not yet determined if, and to what extent, Mr. Lavington will serve on any committees of the Board.

There is no arrangement of understanding between Mr. Lavington and any other person pursuant to which Mr. Lavington was appointed as director of the Company. There are no transactions in which Mr. Lavington has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits.

Exhibit

Number	Description
99.1	Press Release Dated September 20, 2006, Announcing the Appointment of Michael Lavington as Director

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEVITY HR, INC.

(Registrant)

Dated: September 21, 2006	By: /s/ Peter C. Grabowski

Peter C. Grabowski

Chief Financial Officer

EXHIBIT INDEX

Exhibit

Number	Description
99.1	Press Release Dated September 20, 2006, Announcing the Appointment of Michael Lavington as Director